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                                                                      Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Lodgian, Inc., (the "Company") on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Edward J. Rohling, the Chief Executive Officer and Linda Borchert Philp, the Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and after reasonable inquiry:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                            LODGIAN, INC.

                            By:  /s/ EDWARD J. ROHLING
                                 ----------------------------------
                                            EDWARD J. ROHLING
                                 President and Chief Executive Officer

                       By: /s/ LINDA BORCHERT PHILP
                           ----------------------------------------------------
                                           LINDA BORCHERT PHILP
                           Executive Vice President and Chief Financial Officer





Date: March 15, 2006

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lodgian, Inc. and will be retained by Lodgian, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.